UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 3, 2026

INFLECTION POINT ACQUISITION CORP. V

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42518	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

167 Madison Ave, Suite 205 #1017

New York, NY 10016

(Address of principal executive offices, including zip code)

212-476-6908

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one right	IPEXU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	IPEX	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-fifth (1/5) of one Class A ordinary share upon the completion of the Company’s initial business combination	IPEXR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

As previously disclosed, on October 13, 2025, Inflection Point Acquisition Corp. V, a Cayman Islands exempted company (the “Company” or “SPAC”), GOWell Technology Limited, a Cayman Islands exempted company (the “GOWell”), GOWell Energy Technology, a Cayman Islands exempted company (“PubCo”), and IPCV Merger Sub Limited, a Cayman Islands exempted company (“Merger Sub”), entered into a Business Combination Agreement (as amended by Amendment to the Business Combination Agreement, dated as of December 22, 2025, and Second Amendment to the Business Combination Agreement, dated as of July 13, 2026, as it may be further amended, restated, supplemented or otherwise modified from time to time, the “Business Combination Agreement” and the transactions contemplated thereby, collectively, the “Business Combination”).

On September 3, 2026, the Company held an extraordinary general meeting (the “Extraordinary General Meeting”). As of June 30, 2026, the record date for the Extraordinary General Meeting, there were 11,909,375 ordinary shares of the Company issued and outstanding and entitled to vote at the Extraordinary General Meeting, of which 10,919,375 were Class A ordinary shares of the Company, par value $0.0001 per share (“Class A Shares”) and 990,000 were Class B ordinary shares of the Company, par value $0.0001 per share (“Class B Shares”). Holders of 10,049,931 of the Company’s ordinary shares were represented at the Extraordinary General Meeting, of which 9,059,931 were Class A Shares and 990,000 were Class B Shares. Therefore, a quorum was present.

At the Extraordinary General Meeting, the Company’s shareholders approved the following proposals, each of which was described in more detail in the definitive proxy statement the Company filed with the Securities Exchange Commission (the “SEC”) on August 12, 2026 (the “Proxy Statement”). Any terms used but not defined herein have the meaning assigned thereto in the Proxy Statement.

1.	The Business Combination Proposal. To approve, subject to the approval of the Merger Proposal, by ordinary resolution, the Business Combination Agreement, pursuant to which the following will occur: (a) the Company will merge with and into PubCo, as a result of which the separate corporate existence of the Company will cease and PubCo will continue as the surviving company (the “First Merger”), and (b) Merger Sub will merge with and into GOWell, as a result of which the separate corporate existence of Merger Sub will cease and GOWell will continue as the surviving company and a wholly-owned direct subsidiary of PubCo. A copy of the Business Combination Agreement is attached to the Proxy Statement as Annex A. The Business Combination Proposal was approved. The final voting tabulation for this proposal was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,073,774	976,157	0	0

2.	The Merger Proposal. To approve, subject to the approval of the Business Combination Proposal, by special resolution, the Plan of Merger with respect to the First Merger (the “First Plan of Merger”), pursuant to which the Company will merge with and into PubCo, as a result of which the separate corporate existence of the Company will cease and PubCo will continue as the surviving company. A copy of the First Plan of Merger is attached to the Proxy Statement as Annex B. The Merger Proposal was approved. The final voting tabulation for this proposal was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,073,774	976,157	0	0

3.	The Advisory Organizational Documents Proposal. To vote upon the following six separate proposals to approve, subject to the approval of the Business Combination Proposal and the Merger Proposal, on an advisory and non-binding basis by ordinary resolution the following material differences between the Company’s third amended and restated memorandum and articles of association, as amended, and the amended and restated memorandum and articles of association of PubCo (the “PubCo A&R Articles”). A copy of the PubCo A&R Articles is attached to the Proxy Statement as Annex C:

A.	Proposal No. 3A — Authorized Share Capital — Under the PubCo A&R Articles PubCo would be authorized to issue 500,000,000 shares of PubCo, consisting of 450,000,000 ordinary shares, par value $0.0001 per share (the “PubCo Ordinary Shares”) and 50,000,000 series A redeemable preference shares, par value $0.0001 per share (the “PubCo Preferred Shares”). The Advisory Organizational Documents Proposal No. 3A — Authorized Share Capital was approved. The final voting tabulation for this proposal was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,873,774	1,176,157	0	0

B.	Proposal No. 3B — Action by Written Resolution of Shareholders — The PubCo A&R Articles require shareholders to pass resolutions at an annual or extraordinary general meeting and prohibit shareholders to pass written resolutions in lieu of a meeting. The Advisory Organizational Documents Proposal No. 3B — Action by Written Resolution of Shareholders was approved. The final voting tabulation for this proposal was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,643,379	1,406,552	0	0

C.	Proposal No. 3C — Number of Directors — The PubCo A&R Articles provide that the minimum number of directors will be one person with a maximum of seven persons; provided, however, that the limits in the number of directors may be increased or reduced by an ordinary resolution, passed by the affirmative vote of holders of a simple majority of the votes cast by shareholders voting in person or by proxy at a general meeting of PubCo. The Advisory Organizational Documents Proposal No. 3C — Number of Directors was approved. The final voting tabulation for this proposal was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,873,774	1,176,157	0	0

D.	Proposal No. 3D — Election, Vacancy and Removal of Directors — The PubCo A&R Articles provide that for so long as Hegro Well PTE. Ltd. (the “GOWell Shareholder”), its affiliates and any other shareholders that have entered into an acting-in-concert agreement with the GOWell Shareholder, collectively hold not less than 40% of the then issued and outstanding PubCo Ordinary Shares and PubCo Preferred Shares, the GOWell Shareholder shall have the right to appoint and maintain in office such number of directors as shall constitute 50% of the total number of directors on the board of directors of PubCo. Any director so appointed may be removed and replaced at any time by written notice from the GOWell Shareholder to PubCo. A director may otherwise be appointed by a simple majority of the votes cast, in person or by proxy, at a general meeting. Any appointment may be to fill a vacancy or as an additional director. The Advisory Organizational Documents Proposal No. 3D — Election, Vacancy and Removal of Directors was approved. The final voting tabulation for this proposal was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,873,774	1,176,157	0	0

E.	Proposal No. 3E — Requiring Approval of Preferred Holders — The PubCo A&R Articles provide that, for so long as Inflection Point Fund I LP and the investor named in the subscription agreement, dated October 13, 2025, by and between GOWell and the investor named therein collectively hold at least 20% of the PubCo Preferred Shares on issue as of the date on which the PubCo A&R Articles are adopted, PubCo shall not take certain actions without the consent of the holders of more than 50%, by number, of the PubCo Preferred Shares in issue, which shall include the consent of Inflection Point Fund I LP. The Advisory Organizational Documents Proposal No. 3E — Requiring Approval of Preferred Holders was approved. The final voting tabulation for this proposal was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,873,774	1,176,157	0	0

F.	Proposal No. 3F — Blank Check Company Provisions — The PubCo A&R Articles do not contain any blank check company provisions. The Advisory Organizational Documents Proposal No. 3F — Blank Check Company Provisions was approved. The final voting tabulation for this proposal was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,873,774	1,176,157	0	0

4.	The Incentive Plan Proposal. To approve, subject to the approval of the Business Combination Proposal and the Merger Proposal, by ordinary resolution, the GOWell Energy Technology 2026 Equity Incentive Plan, a copy of which is attached to the Proxy Statement as Annex L. The Incentive Plan Proposal was approved. The final voting tabulation for this proposal was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,873,774	1,176,157	0	0

As there were sufficient votes at the time of the Extraordinary General Meeting to approve the adoption of the foregoing proposals, the “Adjournment Proposal” as described in the Proxy Statement was not required and the Company did not call a vote on that proposal.

Additional Information About the Business Combination and Where to Find It

In connection with the Business Combination, the Company and PubCo prepared, and PubCo and the Company filed with the SEC, a registration statement (the “Registration Statement”), which was declared effective by the SEC on August 11, 2026 and included a proxy statement/prospectus (the “Proxy Statement/Prospectus”) that is both the proxy statement of the Company and a prospectus of PubCo in connection with the Company’s solicitation for proxies for the vote by the Company’s shareholders in connection with the Business Combination and other matters as described in the Registration Statement, as well as the prospectus relating to the shares to be issued in connection with the Business Combination. The Company mailed the Proxy Statement/Prospectus and other relevant documents to its shareholders as of the record date, June 30, 2026 established for voting on the Business Combination on or about August 12, 2026, and the Extraordinary General Meeting was held on September 3, 2026.

The Company’s shareholders and other interested persons are urged to read the Registration Statement, Proxy Statement/Prospectus and other documents that are or will be filed or furnished with the SEC, as well as any amendments or supplements to these documents, in connection with the Business Combination, because these documents will contain important information about SPAC, GOWell, PubCo, the Business Combination and related matters. Shareholders will also be able to obtain free copies of the Registration Statement, the Proxy Statement/Prospectus and other documents filed or furnished with the SEC, once available, without charge, at the SEC’s website located at www.sec.gov, or by directing a request to Inflection Point Acquisition Corp. V, 167 Madison Ave, Suite 205 #1017, New York, NY 10016.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K includes or may include “forward-looking statements” regarding, among other things, the plans, strategies and prospects, both business and financial, of SPAC, PubCo and GOWell. These statements are based on the beliefs and assumptions of the management of SPAC, PubCo and GOWell. Although the parties believe that their respective plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, none of SPAC, PubCo or GOWell can assure you that they will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, and any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “predicts,” “projects,” “forecasts,” “may,” “might,” “will,” “could,” “should,” “would,” “seeks,” “plans,” “scheduled,” “possible,” “continue,” “potential,” “anticipates” or “intends” or similar expressions; provided that the absence of these does not mean that a statement is not forward-looking. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this Current Report on Form 8-K might not occur, and actual results could differ materially from those anticipated in these forward-looking statements.

Important factors that could cause actual results to differ materially from those discussed in the forward-looking statements include: general economic, political and business conditions; the inability of the parties to consummate the transactions contemplated by the Business Combination Agreement; the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the transactions; the anticipated capitalization and enterprise value of PubCo following the consummation of the Business Combination; the ability of PubCo to issue equity, equity-linked or other securities in the future; failure to realize the anticipated benefits of the transactions contemplated by the Business Combination Agreement, including as a result of a delay in consummating the Business Combination; the risk that the Business Combination may not be completed by SPAC’s business combination deadline and the potential failure to obtain extension of its business combination deadline; the risks related to the rollout of GOWell’s business and the timing of expected business milestones; the ability of PubCo to execute its growth strategy, manage growth profitably and retain its key employees; the ability of PubCo to obtain or maintain the listing of its securities on the Nasdaq Stock Market LLC following the Business Combination; and other risks and uncertainties indicated in the Proxy Statement/Prospectus. Undue reliance should not be placed upon the forward-looking statements.

These forward-looking statements are made only as of the date of this Current Report on Form 8-K. Neither SPAC, PubCo, nor any of their respective affiliates undertake any obligation to publicly update or revise any forward-looking statement contained in this Current Report on Form 8-K, whether as a result of new information, future events or otherwise, except as required by law.

NO OFFER OR SOLICITATION

This Current Report on Form 8-K and exhibits hereto shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination, or an offer to sell, or the solicitation of an offer to buy, any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom, nor shall any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction be affected. Neither the SEC nor any securities commission of any other U.S. or non-U.S. jurisdiction has approved or disapproved of the Business Combination or determined that this Current Report on Form 8-K is truthful or complete. Any representation to the contrary is a criminal offense.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 3, 2026

INFLECTION POINT ACQUISITON CORP. V

	By:	/s/ Michael Blitzer
		Name:	Michael Blitzer
		Title:	Chief Executive Officer